UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2013

ORIGINOIL, INC.
(Name of registrant as specified in its charter)

Nevada (State or other jurisdiction of Incorporation or organization)	333-147980 (Commission File Number)	26-0287664 (I.R.S. Employer Identification Number)

5645 West Adams Boulevard Los Angeles, California (Address of principal executive offices)		90016 (Zip Code)

Registrant’s telephone number, including area code: (323) 939-6645

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed by OriginOil, Inc. (the “Company”) in a Current Report on Form 8-K dated June 26, 2012, on June 20, 2012 the Company entered into a Securities Purchase Agreement (the "SPA") providing for, among other things, the issuance of a promissory note to a lender in the aggregate amount of up to $400,000 (the “Note”) and warrants (the "Warrants") to purchase up to 615,384 shares of common stock of the Company.

On February 15, 2013, the Company and the lender entered into an amendment to the Note providing for, among other things, an extension of the maturity date of the Note until July 21, 2013 and the amendment of the conversion price of the Note to the lesser of $0.65 or 70% of the average of the three lowest closing prices in the 25 trading days previous to a conversion, subject to, at the election of the Company, a conversion floor of $0.4375. If the Company elects to enforce the conversion floor it is required to make a cash payment to cover the conversion loss in an amount as set forth in the amendment. The conversion floor terminates in the event the Company issues or enters into an agreement providing for the issuance of shares at a price below the conversion floor.

On February 20, 2013, the lender funded a further $100,000 under the SPA, bringing the total outstanding principal due under the Note to $200,000. Simultaneous therewith, the Company issued to the lender a Warrant to purchase 153,846 shares of the Company's common stock.

The foregoing is qualified in its entirety by the form of amendment attached as Exhibit 10.1, which is incorporated herein by reference.

The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder since, among other things, the transactions did not involve a public offering and the securities were acquired for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Form of Amendment to Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGINOIL, INC.

February 22, 2013	By:	/s/ T. Riggs Eckelberry
Name: T. Riggs Eckelberry
Title: Chief Executive Officer